Exhibit 99.2

AETNA INC. 151 FARMINGTON AVENUE, RW61 HARTFORD, CT 06156-3215 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on [TBD], 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically for future meetings. VOTE BY PHONE - 1-800-690-6903 If you are calling from the United States or Puerto Rico, use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on [TBD], 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Complete, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E35182-S66886 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AETNA INC. The Board of Directors recommends a vote FOR Proposal 1, Proposal 2 and Proposal 3. 1. To approve and adopt the Agreement and Plan of Merger, dated as of December 3, 2017, as it may be amended from time to time, among CVS Health Corporation, Hudson Merger Sub Corp. and Aetna Inc. (the “merger agreement”). 2. To approve the adjournment from time to time of the Special Meeting of Shareholders of Aetna Inc. if necessary to solicit additional proxies if there are not sufficient votes to approve and adopt the merger agreement at the time of the Special Meeting of Shareholders of Aetna Inc. or any adjournment or postponement thereof. 3. To approve, on an advisory (non-binding) basis, the compensation that will or may be paid or provided by Aetna Inc. to its named executive officers in connection with the merger of Hudson Merger Sub Corp. with and into Aetna Inc. For Against Abstain HOUSEHOLDING ELECTION - please indicate if you consent to receive certain future investor communications in a single package per household. Yes No NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or other form of entity, please sign in the full name of the entity, by a duly authorized officer. The signer hereby revokes all proxies heretofore given by the signer to vote at the Special Meeting of Shareholders of Aetna Inc. and any adjournment or postponement thereof. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date

SPECIAL MEETING OF SHAREHOLDERS OF AETNA INC. [day], [month] [day], 2018, [TBD]:[TBD] [a.m.], Eastern Time, at Davis Polk & Wardwell LLP 450 Lexington Ave. New York, NY 10017 Your vote is important to us. You may vote your proxy by Internet, telephone or mail. Please vote your proxy at your earliest convenience even if you plan to attend the Special Meeting of Shareholders of Aetna Inc. (“Aetna”). Voting instructions appear on the reverse side of this card. Your vote is held in confidence by Aetna’s outside tabulator, Broadridge Financial Solutions, Inc. NOTE: If you plan to attend the meeting, you must follow the admission and ticket request procedure in the accompanying joint proxy statement/prospectus. Aetna’s Corporate Secretary must receive your written request for an admission ticket on or before [TBD], 2018. You must present your admission ticket along with a valid government-issued photo identification (e.g., a driver’s license or passport) in order to be admitted to the Special Meeting of Shareholders of Aetna. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING: The Aetna Notice of Special Meeting and joint proxy statement/prospectus are available at www.proxyvote.com. E35183-S66886 Proxy — Aetna Inc. Special Meeting of Shareholders of Aetna Inc. THIS PROXY IS SOLICITED ON BEHALF OF AETNA’S BOARD OF DIRECTORS. The undersigned hereby appoints Adam F. McAnaney and Mark T. Bertolini, and each of them, the proxies of the undersigned, with full power of substitution, to vote the shares of the undersigned at the Special Meeting of Shareholders of Aetna Inc. to be held on [day], [month] [day], 2018 at [TBD]:[TBD] [a.m.], Eastern Time at Davis Polk & Wardwell LLP at 450 Lexington Ave., New York, NY 10017 and at any adjournment or postponement thereof, upon all matters described in the accompanying joint proxy statement/prospectus that may properly come before the special meeting, in accordance with my instructions on the reverse side of this proxy card, and in their discretion on any other matters that may properly come before the special meeting or any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the notice of the Special Meeting of Shareholders of Aetna Inc., and the accompanying joint proxy statement/prospectus. The shares represented by this proxy card will be voted in accordance with your instructions if the card is signed and returned. If you are voting with this proxy card, please mark your choices on the other side of this proxy card, sign it where indicated on the other side and promptly return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. If you vote by telephone or the Internet, please DO NOT mail back this Proxy Card. THANK YOU FOR VOTING (Proposals to be voted upon appear on reverse side of this Proxy Card.)